                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 11, 2003
                                                         -----------------


                              BOB EVANS FARMS, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Delaware                        0-1667                     31-4421866
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(State or other              (Commission File               (IRS Employer
jurisdiction of                   Number)                 Identification No.)
incorporation)

                  3776 South High Street, Columbus, Ohio 43207
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b) Not applicable.

     (c) EXHIBITS:

     The following exhibit is included pursuant to ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION of Form 8-K:

     99 News Release issued by Bob Evans Farms, Inc. on August 11, 2003, announcing first quarter financial results for fiscal 2004.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 11, 2003, Bob Evans Farms, Inc. issued a news release announcing financial results for first fiscal quarter ended July 25, 2003. A copy of this news release is included as Exhibit 99.


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                         signature on following page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOB EVANS FARMS, INC.


Dated:  August 11, 2003               By: /s/ Donald J. Radkoski
                                         ---------------------------------------
                                         Donald J. Radkoski
                                           Chief Financial Officer,
                                           Treasurer and Secretary

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 11, 2003


                              Bob Evans Farms, Inc.



        Exhibit No.         Description
        -----------         -----------

            99              News Release issued by Bob Evans Farms, Inc. on
                            August 11, 2003.